Exhibit 10.58

LIMITED GUARANTY

This LIMITED GUARANTY, dated as of October 24, 2007 (this "Guaranty"), is made by MARK S. WESTERN ("Guarantor"), in favor of J. ARON & COMPANY, as administrative agent ("Administrative Agent") for the benefit of the Beneficiaries (as defined in the Credit Agreement referred to below).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of May 11, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company ("Borrower"; together with the Guarantor, the Parent, and all Subsidiaries of the Borrower, the "Obligors"), Tekoil & Gas Corporation (the "Parent") the lenders party thereto from time to time (the "Lenders"), J. ARON & COMPANY, as Lead Arranger and Syndication Agent, and J. ARON & COMPANY, as Administrative Agent for such Lenders (capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Obligors may enter into one or more Hedging Contracts with one or more Lender Counterparties;

WHEREAS, the Guarantor (a) is a principal shareholder of the Parent, which in turn owns 75% of the equity interests of the Borrower, and (b) will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Transaction Documents and (ii) the Hedging Contracts entered into with a Lender Counterparty.

WHEREAS, reference is made to that certain Amendment No. 3 and Waiver, dated as of the date hereof, by and among the Borrower, the Parent, the lenders party thereto, the Administrative Agent and the Lender Counterparty (the "Waiver"), amending certain provisions of the Credit Agreement and waiving certain Events of Default thereunder and under the Hedging Contracts.

WHEREAS, in consideration of the Waiver, the Guarantor has agreed to guarantee the Borrower's and the other Guarantor's obligations under the Transaction Documents and the Hedging Contracts as set forth herein and is executing and delivering this Guaranty (i) to induce the Lenders to grant the Waiver, and (ii) intending it to be a legal, valid, binding, enforceable and continuing obligation of Guarantor, whether or not Guarantor derives any benefit from the Credit Agreement, the Waiver, any other Transaction Document, or the Hedging Contracts.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Guarantor and the Administrative Agent agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2. Guaranty of the Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the "Guaranteed Obligations"). Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the any of the Beneficiaries under the Transaction Documents and by the Borrower to the Lender Counterparties but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

Section 3. Limitation. NOTWITHSTANDING THE FOREGOING OR ANY PROVISION HEREOF TO THE CONTRARY, ADMINISTRATIVE AGENT’S RIGHT OF RECOVERY AGAINST GUARANTOR UNDER THIS AGREEMENT IS LIMITED TO $1,000,000 (exclusive of any amounts payable by Guarantor under Section 11(c) and/or Section 17 hereof). The foregoing limitation shall not imply any limitation of which outstanding Guaranteed Obligations are guaranteed, and Lender may request from Guarantor the payment of any, including the last, outstanding Guaranteed Obligations, subject to the foregoing limitation on total recovery under this Agreement.

Section 4. Payment by Guarantor. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantor will upon demand pay, or cause to be paid, in immediately available funds, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, all accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

Section 5. Liability of Guarantor Absolute. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

(a) This Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of Guarantor and not merely a contract of surety;

(b) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default.

(c) The obligations of Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including the Parent) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions.

(d) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto, or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including the Parent) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedging Contract and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Transaction Documents or the Hedging Contracts.

(e) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Transaction Documents or the Hedging Contracts, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Transaction Documents, any of the Hedging Contracts or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Transaction Document, such Hedging Contract or any agreement relating to such other guaranty or security; including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Transaction Documents or any of the Hedging Contracts or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries, including without limitation as a result of any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any taking, exchange, release or non-perfection of any collateral for all or any of the Guaranteed Obligations; (viii) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Transaction Documents or Hedging Contracts or any other assets of the Borrower, the Parent or any of their respective Subsidiaries; (ix) any failure of any Beneficiary to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to such Beneficiary (and Guarantor hereby irrevocably waives any duty on the part of any Beneficiary to disclose such information); (x) any defenses, set-offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; (xi) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations; and (xii) any other circumstance or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Borrower, Guarantor or any other guarantor, surety or other Person.

Section 6. Waivers by Guarantor. Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against Borrower, any other guarantor (including the Parent) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedging Contracts or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 5 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

Section 7. Waiver of Subrogation, Contribution, etc. Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Borrower or any other guarantor or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Commitments shall have terminated, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor (including the Parent) of the Guaranteed Obligations. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full and the Credit Agreement is still in effect, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

Section 8. Subordination of Other Obligations. Any Indebtedness of Borrower or any other guarantor now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision hereof.

Section 9. Authority of Guarantor or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

Section 10. Financial Condition of Borrower. Any Credit Extension may be made to Borrower or continued from time to time, and any Hedging Contracts may be entered into from time to time, in each case without notice to or authorization from Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Hedging Contract is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Borrower. Guarantor acknowledges that it has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Transaction Documents and the Hedging Contracts, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

Section 11. Bankruptcy, etc.

(a) So long as any Guaranteed Obligations remain outstanding, Guarantor shall not, without the prior written consent of Administrative Agent acting pursuant to the instructions of Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Borrower or any other guarantor. The obligations of Guarantor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other guarantor or by any defense which Borrower or any other guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantor and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantor pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder. GUARANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 11(c) (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY'S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY AMOUNTS PAYABLE BY GUARANTOR PURSUANT TO THIS SECTION SHALL BE EXCLUDED FROM CALCULATION OF THE LIMITATION SET FORTH IN SECTION 3 ABOVE.

Section 12. Representations and Warranties. Guarantor hereby represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty. Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower contemplated by the Transaction Documents and the Hedging Contracts with a Lender Counterparty and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

(b) Guarantor has, independently and without reliance upon any Beneficiary and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

(c) The obligations of Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of Guarantor, and this Guaranty has been duly and validly executed and delivered by Guarantor.

Section 13. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, any Beneficiary is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Beneficiary to the account of Guarantor against any and all of the obligations of Guarantor under this Guaranty, irrespective of whether or not such Beneficiary shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Such Beneficiary shall promptly notify Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Beneficiaries under this Section 13 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Beneficiary may have.

Section 14. Amendments, Etc. Other than to the extent required under the Credit Agreement, no amendment or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Guarantor, the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Notices, Etc. All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 10.1 of the Credit Agreement and if to Guarantor, at its address specified on the signature page hereto and if to the Administrative Agent or any Lender, at its address specified in or pursuant to the Credit Agreement, and if to a Lender Counterparty, at its address specified in the applicable Hedging Contract. All such notices and communications shall be effective when delivered, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

Section 16. Continuing Guaranty: Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and applies to all Guaranteed Obligations, whether existing now or in the future and shall (a) remain in full force and effect until the payment in full of all Guaranteed Obligations and all other amounts payable under the Transaction Documents and the Hedging Contracts, the termination the Credit Agreement, and the termination of all the Commitments, (b) be binding upon Guarantor and its successors and assigns, (c) inure to the benefit of and be enforceable by the Administrative Agent, each Lender, and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns, and (d) inure to the benefit of and be enforceable by a Lender Counterparty and each of its successors, transferees and assigns to the extent such successor, transferee or assign is a Lender or an Affiliate of a Lender. Without limiting the generality of the foregoing clause (c), subject to the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Guarantor acknowledges that upon any Person becoming a Lender or the Administrative Agent in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof.

Section 17. INDEMNITY.  Guarantor agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, Royalty Owner and each Beneficiary and the officers, partners, directors, trustees, employees, agents and Affiliates of each Beneficiary (each, an "Indemnitee"), from and against any and all Indemnified Liabilities, INCLUDING WITHOUT LIMITATION ANY INDEMNIFIED LIABILITIES CAUSED, IN WHOLE OR IN PART, BY THE NEGLIGENCE OF SUCH INDEMNIFIED PARTY (IN EACH CASE WHETHER ALLEGED, ARISING OR IMPOSED IN A LEGAL PROCEEDING BROUGHT BY OR AGAINST ANY OBLIGOR, ANY INDEMNITEE, OR ANY OTHER PERSON), provided, Guarantor shall have no obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 17 may be unenforceable in whole or in part because they are violative of any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. Any amounts payable by Guarantor pursuant to this Section shall be excluded from calculation of the limitation set forth in Section 3 above.

Section 18. WAIVER OF PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY BENEFICIARY OR ANY BENEFICIARY'S AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY ANY APPLICABLE LEGAL REQUIREMENT) ARISING OUT OF, IN CONNECTION WITH, ARISING OUT OF, AS A RESULT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR ANY TRANSACTION DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR THE USE OF THE PROCEEDS THEREOF OR ANY ACT OR OMISSION OR EVENT FROM TIME TO TIME OCCURRING IN CONNECTION THEREWITH, AND GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM OR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. GUARANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY GIVES THIS WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 18 AND EXECUTED BY GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH OTHER BENEFICIARY), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER.

Section 19. Survival of Representations, Warranties and Agreements; Termination. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of Guarantor set forth in Section 17 shall survive the payment of the Loans, the termination of the Credit Agreement and the termination hereof.

Section 20. No Waiver; Remedies Cumulative. No failure or delay on the part of any Beneficiary in the exercise of any power, right or privilege hereunder or under any other Transaction Document or any Hedging Contract shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to any Beneficiary hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Transaction Documents or any Hedging Contract. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

Section 21. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 22. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 23. APPLICABLE LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE OBLIGORS AND THE BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 24. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OBLIGOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER TRANSACTION DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 16; (d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE OBLIGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (e) AGREES BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

Section 25. WAIVER OF JURY TRIAL. GUARANTOR, AND EACH BENEFICIARY HEREOF, AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND EACH BENEFICIARY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 25 AND EXECUTED BY GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE CREDIT EXTENSIONS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 26. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Guaranteed Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law, shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under the Credit Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made thereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in the Credit Agreement had at all times been in effect. In addition, if when the Loans made thereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in the Credit Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Beneficiaries, the Borrower and the Guarantor to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made under the Credit Agreement or be refunded to Borrower.

Section 27. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 28. USA Patriot Act Notice. Each Beneficiary that is subject to the Act (as hereinafter defined) and Administrative Agent (for itself and not on behalf of any Beneficiary) hereby notifies Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Guarantor, which information includes the name and address of such Persons and other information that will allow such Beneficiary or Administrative Agent, as applicable, to identify such Persons in accordance with the Act.

THIS GUARANTY AND THE TRANSACTION DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE BENEFICIARIES AND THE GUARANTOR WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTOR:
Mark S. Western

/s/ Mark S. Western
Address of Guarantor: 5036 Dr. Phillips Blvd, #232 Orlando, Florida 32819

Signature Page to Limited Guaranty